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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 31, 1997

                     NEW ENGLAND INVESTMENT COMPANIES, L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    1-9468                  13-3405992
     (STATE OR OTHER              (COMMISSION              (IRS EMPLOYER
       JURISDICTION               FILE NUMBER)          IDENTIFICATION NO.)
    OF INCORPORATION)

      399 BOYLSTON STREET, BOSTON,                       02116
             MASSACHUSETTS                             (ZIP CODE)
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 578-3500


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--------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

  This Current Report on Form 8-K is being filed to report the completion of a restructuring by New England Investment Companies, L.P. ("NEIC" or the "Partnership").

  The Taxpayer Relief Act of 1997, signed into law on August 5, 1997, permits certain publicly traded partnerships to elect to extend their grandfathered partnership tax status from year-to-year on an indefinite basis upon payment of an annual 3.5% federal tax on gross income and satisfaction of certain other conditions. On September 16, 1997, the Board of Directors approved a plan of Restructuring (as defined below) under which the Partnership will make such an election. Were the Partnership not to make this election, fail to qualify to make this election, or decide in the future not to pay the 3.5% gross income tax, it would become subject to the regular federal corporate income tax, with a maximum rate of 35% of taxable income.

  Pursuant to the plan of Restructuring approved by the Board of Directors, at year-end 1997, the Partnership contributed, on a tax-free basis, all of the Partnership's business and assets (consisting principally of the operating firms owned by the Partnership), subject to all of its liabilities, to an operating partnership, NEIC Operating Partnership, L.P. ("NEICOP" or the "Operating Partnership"). In consideration of the asset contribution, the Partnership received a number of partnership units of NEICOP equal to the number of outstanding units of the Partnership. NEIC serves as advising general partner of the Operating Partnership.

  As contemplated by the NEIC partnership agreement, certain NEIC unitholders (primarily those who acquired NEIC units in exchange for contributions of appreciated investment management businesses and certain persons providing ongoing services to NEIC) were permitted to choose to become partners of NEICOP by exchanging NEIC units with NEIC for an equal number of NEICOP units. Such unitholders who did not transfer their ownership to the Operating Partnership and NEIC's other unitholders (primarily persons who have acquired their NEIC units for cash in the public market) remained partners in NEIC. Holders of approximately 38 million units exchanged their NEIC units for NEICOP units, representing approximately 86% of the economic interests in NEICOP. The remaining approximately 14% of the economic interests in NEICOP are held by NEIC. The transactions involving the creation of NEICOP, the transfer of NEIC's assets and liabilities to NEICOP and the exchange of NEIC units for NEICOP units, together with NEIC's election to retain its tax status and pay the 3.5% federal gross income tax, are referred to herein as the "Restructuring."

  Under the Restructuring, the Partnership will remain publicly traded and will continue to file public reports with the Securities and Exchange Commission. The Partnership's business will be to serve as advising general partner of NEICOP. In this regard, NEIC will receive proportionate distributions from NEICOP. NEIC will pay the 3.5% federal tax on its gross income, including its proportionate share of NEICOP's gross income, in lieu of corporate income tax, so long as NEIC maintains the applicable election and satisfies certain other conditions. NEIC currently expects that it will distribute to its unitholders substantially all of the distributions received from NEICOP after payment of the 3.5% federal gross income tax, any state tax, and any other expenses of the Partnership.

  NEIC believes that the creation of a lower-tier partnership has significant benefits. In particular, acquisition targets of NEIC have expressed a desire for a structure of the type that would result from the Restructuring, and NEIC therefore believes that the existence of a lower tier would facilitate future acquisitions. Furthermore, NEIC believes that it is desireable to have key persons owning equity interests in a separate legal structure with arrangements designed to encourage long-term participation in NEIC's operations.

  As a result of the unit exchange described above, NEICOP has a limited number of partners, including the Partnership. NEICOP units will not be publicly traded, and there will be no market for such units. Subject to various limitations under federal tax law and regulations and the terms of the partnership agreements of NEIC and NEICOP and an agreement entered into by them at the time of the Restructuring, NEICOP unitholders will from time to time be permitted to sell their NEICOP units to NEIC for NEIC units or (at NEIC's option) cash.

Any such exchange of units would be on a one-for-one basis, subject to adjustment in the event of certain changes in the capitalization of NEIC or NEICOP, including unit repurchases, or the retention of assets or incurrence of liabilities in significant amounts. The Operating Partnership is not expected to pay federal tax on its gross income.

  New England Investment Companies, Inc. ("NEIC, Inc."), the general partner of the Partnership, is also the managing general partner of NEICOP. As noted above, the Partnership is the advising general partner of NEICOP. As of December 31, 1997, Metropolitan Life Insurance Company ("MetLife") beneficially owned all of the Partnership's 110,000 units of general partner interest ("GP units"), 207,900 (3.4%) of the Partnership's units of limited partner interest ("LP units") and 20,582,100 (46.3%) of NEICOP's units of partner interest ("NEICOP units"). In the aggregate, MetLife owns general partner and limited partner interests in NEIC and NEICOP representing approximately 47% of the economic interests in the business of NEIC and NEICOP, the same as before the Restructuring.

  Due to NEIC's minority interest in NEICOP, in accordance with generally accepted accounting principles, NEIC will account for its investment in NEICOP under the equity method of accounting. In addition, the complete financial statements of NEICOP will be presented in conjunction with the financial statements of the Partnership.

  The following diagram illustrates the structure of the Partnership after the
Restructuring:



[Chart appears showing New England Investment Companies, L.P. and limited partners holding interests therein; NEIC Operating Partnership, L.P. and limited partners holding interests therein; New England Investment Companies, Inc. ("NEIC, Inc.") as the general partner of New England Investment Companies, L.P. and the managing general partner of NEIC Operating Partnership, L.P.; and New England Investment Companies, L.P. as advising general partner of NEIC Operating Partnership, L.P.]

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements of Businesses Acquired.

Not applicable.

(b)Pro Forma Financial Information.

  The following pro forma financial information of New England Investment Companies, L.P., is filed with this report:

    Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1997

    Unaudited Pro Forma Condensed Statement of Income for the Nine Months Ended September 30, 1997

    Unaudited Pro Forma Condensed Statement of Income for the Year Ended December 31, 1996

  The following pro forma financial information of NEIC Operating
  Partnership, L.P., is filed with this report:

    Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997

    Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 1997

    Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 1996

(c) Exhibits. The following exhibits are filed with this report:

  1. Second Amended and Restated Agreement of Limited Partnership of New England Investment Companies, L.P. dated as of December 29, 1997, filed as Exhibit 1 to the Registrant's Form 8-A/A dated December 29, 1997, and incorporated by reference herein.

  2. Amended and Restated Agreement of Limited Partnership of NEIC Operating Partnership, L.P.

  3. Intercompany Agreement between New England Investment Companies, L.P. and NEIC Operating Partnership, L.P. dated as of December 29, 1997, filed as Exhibit 3 to the Registrant's Form 8-A/A dated December 29, 1997, and incorporated by reference herein.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereupon duly authorized.

                                        NEW ENGLAND INVESTMENT COMPANIES, L.P.

                                        By: New England Investment Companies,
                                           Inc., its general partner

Date: January 5, 1998                      /s/ Edward N. Wadsworth
                                        By: ____________________________________
                                           Edward N. Wadsworth
                                           Executive Vice President

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.

              SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION
                              OF NEIC AND NEICOP

  The selected unaudited pro forma financial information for the nine months ended September 30, 1997 and the year ended December 31, 1996 presented below reflects the pro forma effect of the Restructuring as if it occurred on January 1, 1996. The data reflects the pro forma effect of the 3.5% federal gross income tax as if it was effective beginning January 1, 1996. The selected unaudited pro forma financial information as of September 30, 1997 presented below reflects the pro forma effect of the Restructuring as if it occurred on September 30, 1997. The selected unaudited pro forma financial information presented below is derived from the unaudited pro forma condensed statements of income and the unaudited pro forma condensed balance sheets of the Partnership and the Operating Partnership, which are included in this Report on Form 8-K, and from the historical financial statements of the Partnership incorporated herein by reference.

  The unaudited pro forma condensed financial information as of and for the nine months ended September 30, 1997 and for the year ended December 31, 1996 does not necessarily reflect the Partnership's and the Operating Partnership's results of operations or financial position that would have been obtained had the Restructuring actually occurred on January 1, 1996 or if the gross income tax had been effective beginning January 1, 1996, nor is the pro forma financial information intended to be a projection of results for any future period.

  Any statements in this Form 8-K that are not historical facts are intended to fall within the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Any forward-looking statements should be considered in light of the risks and uncertainties associated with NEIC, NEICOP and their business, economic and market conditions prevailing from time to time, and the application and interpretation of federal and state tax laws and regulations, all of which are subject to material changes and which may cause actual results to vary materially from what has been anticipated. NEIC's and NEICOP's actual results could differ materially from those set forth in the forward-looking statements as a result of matters discussed in the risk factors set forth in NEIC's Annual Report on Form 10-K for the year ended December 31, 1996.

                                  AT OR FOR THE NINE
                                     MONTHS ENDED        FOR THE YEAR ENDED
                                  SEPTEMBER 30, 1997      DECEMBER 31, 1996
                                  -------------------    -------------------
                                  NEICOP(1)    NEIC      NEICOP(1)    NEIC
                                  -------------------    -------------------
                                   (IN THOUSANDS, EXCEPT PER UNIT DATA)
STATEMENT OF INCOME DATA:
  Revenues....................... $ 400,861  $  9,759(2) $ 392,651  $ 10,993(2)
  Expenses.......................   332,239       --       322,427       --
  Gross income tax expense.......       --      2,193(3)       --      2,217(3)
                                  ---------  --------    ---------  --------
  Net income..................... $  68,622  $  7,566    $  70,224  $  8,776
                                  =========  ========    =========  ========
  Net income per unit............            $   1.23               $   1.65
                                             ========               ========
  Distributions declared per
   unit.......................... $    1.89  $   1.53(4) $    2.05  $   1.63(4)
                                  =========  ========    =========  ========
  Weighted average units
   outstanding...................               6,146(5)               5,324(5)
                                             ========               ========
BALANCE SHEET DATA:
  Total assets................... $ 935,289  $ 76,103(6)
  Notes payable..................   273,333       --
  Total liabilities..............   467,694     4,393
  Partners' capital..............   467,595    71,710

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.

                     NOTES TO SELECTED UNAUDITED PRO FORMA
                   FINANCIAL INFORMATION OF NEIC AND NEICOP


(1) Under the Restructuring which was completed on December 31, 1997, NEIC contributed all of its operating assets, subject to all of its liabilities, to NEICOP in exchange for 44,424,000 NEICOP units (a number equal to the number of NEIC units outstanding immediately prior to the Restructuring). NEIC then exchanged 38,149,000 NEICOP units for the same number of NEIC LP units held by certain NEIC unitholders. After this exchange, NEIC held 6,275,000 NEICOP units or 14.1% of total NEICOP units outstanding. Subsequent to the Restructuring, NEICOP now conducts the business formerly conducted by NEIC prior to the Restructuring, therefore, the selected unaudited condensed pro forma financial information of NEICOP reflects the historical financial information of NEIC prior to the Restructuring.

(2) Represents NEIC's equity in earnings of NEICOP which is based on NEICOP net income plus restricted unit plan compensation expense multiplied by NEIC's percentage equity interest in NEICOP. Public unitholders bear no expense of the restricted unit plan as such costs are allocated exclusively to MetLife and Reich & Tang, Inc.

(3) Represents the pro forma effect of the 3.5% federal gross income tax on NEIC's proportionate share of NEICOP's revenues subject to such tax.

(4) NEIC currently expects it will distribute to its unitholders substantially all of the distributions received from NEICOP after accruing the 3.5% federal gross income tax, any state tax and any other expenses of the Partnership.

(5) The number of NEIC units outstanding during the respective period corresponds to 14.1% of the weighted average actual units outstanding of NEICOP (i.e. weighted average units outstanding of NEICOP, exclusive of any dilutive units assumed outstanding for contingent unit issuances or option exercises).

(6) Primarily represents the book value of NEIC's investment in 6,275,000 NEICOP units.

                        NEIC OPERATING PARTNERSHIP, L.P.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                                   FOR THE NINE
                                                                   MONTHS ENDED
                                                                  SEPTEMBER 30,
                                                                     1997(1)
                                                                  --------------
                                                                  (IN THOUSANDS)
REVENUES:
  Management and advisory fees...................................    $367,583
  Other revenues and interest income.............................      33,278
                                                                     --------
                                                                      400,861
                                                                     --------
EXPENSES:
  Compensation and benefits......................................     196,861
  Restricted unit plan compensation..............................         460
  Amortization of intangibles....................................      27,941
  Depreciation and amortization..................................       4,788
  Occupancy and equipment........................................      10,832
  Interest expense...............................................      14,001
  Other..........................................................      74,783
                                                                     --------
                                                                      329,666
                                                                     --------
  Income before income taxes.....................................      71,195
  Income tax expense.............................................       2,573
                                                                     --------
  Net income.....................................................    $ 68,622
                                                                     ========


             See notes to Unaudited Pro Forma Financial Statements.

                        NEIC OPERATING PARTNERSHIP, L.P.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                                   FOR THE YEAR
                                                                      ENDED
                                                                   DECEMBER 31,
                                                                     1996(1)
                                                                  --------------
                                                                  (IN THOUSANDS)
REVENUES:
  Management and advisory fees...................................    $341,345
  Other revenues and interest income.............................      46,318
  Gain on partial sale of affiliate..............................       4,988
                                                                     --------
                                                                      392,651
                                                                     --------
EXPENSES:
  Compensation and benefits......................................     189,986
  Restricted unit plan compensation..............................       7,598
  Amortization of intangibles....................................      25,277
  Depreciation and amortization..................................       5,131
  Occupancy and equipment........................................      11,470
  Interest expense...............................................       8,728
  Other..........................................................      71,380
                                                                     --------
                                                                      319,570
                                                                     --------
  Income before income taxes.....................................      73,081
  Income tax expense.............................................       2,857
                                                                     --------
  Net income.....................................................    $ 70,224
                                                                     ========


             See notes to Unaudited Pro Forma Financial Statements.

                        NEIC OPERATING PARTNERSHIP, L.P.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                AT SEPTEMBER 30,
                                                                    1997(1)
                                                                ----------------
                                                                 (IN THOUSANDS)
ASSETS
  Cash and cash equivalents....................................     $112,728
  Accounts receivable..........................................       87,670
  Other........................................................       10,037
                                                                    --------
    Total current assets.......................................      210,435
Intangible assets:
  Investment advisory contracts................................      529,520
  Goodwill.....................................................      122,578
Fixed assets...................................................       23,238
Other assets...................................................       49,518
                                                                    --------
    Total assets...............................................     $935,289
                                                                    ========
LIABILITIES AND PARTNERS' CAPITAL
  Accounts payable and accrued expenses........................     $ 52,432
  Accrued compensation and benefits............................       58,654
  Distribution payable.........................................       31,094
  Notes payable................................................       27,600
                                                                    --------
    Total current liabilities..................................      169,780
Deferred compensation, benefits and other......................       24,581
Notes payable..................................................      273,333
Deferred purchase consideration................................          --
                                                                    --------
    Total liabilities..........................................      467,694
Partners' capital..............................................      467,595
                                                                    --------
    Total liabilities and partners' capital....................     $935,289
                                                                    ========


             See notes to Unaudited Pro Forma Financial Statements.

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                                                             FOR THE NINE MONTHS ENDED
                                                                SEPTEMBER 30, 1997
                                                             -------------------------
                                                               (IN THOUSANDS, EXCEPT
                                                                   PER UNIT DATA)
REVENUES
Equity in earnings of NEICOP......................................... $9,759(6)

EXPENSES

Gross income tax.....................................................  2,193(4)
                                                                      ------
Net income........................................................... $7,566
                                                                      ======
Net income per unit.................................................. $ 1.23
                                                                      ======
Distributions declared per unit...................................... $ 1.53(5)
                                                                      ======
Weighted average units outstanding...................................  6,146(7)
                                                                      ======



            See notes to Unaudited Pro Forma Financial Statements.

                     NEW ENGLAND INVESTMENT COMPANIES, L.P.

               UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME

                                                                     FOR THE YEAR
                                                                         ENDED
                                                                    DECEMBER 31, 1996
                                                                  ---------------------
                                                                  (IN THOUSANDS, EXCEPT
                                                                     PER UNIT DATA)
REVENUES
Equity in earnings of NEICOP........................................   $10,993(6)

EXPENSES
Gross income tax....................................................     2,217(4)
                                                                       -------
Net income..........................................................   $ 8,776
                                                                       =======
Net income per unit.................................................   $  1.65
                                                                       =======
Distributions declared per unit.....................................   $  1.63(5)
                                                                       =======
Weighted average units outstanding..................................     5,324(7)
                                                                       =======



             See notes to Unaudited Pro Forma Financial Statements.

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

                                                           AT SEPTEMBER 30, 1997
                                                           ---------------------
                                                              (IN THOUSANDS)
ASSETS
Distribution receivable from NEICOP.......................       $  4,393(2)
Investment in NEICOP......................................         71,710(3)
                                                                 --------
  Total assets............................................       $ 76,103
                                                                 ========
LIABILITIES AND PARTNERS' CAPITAL
Gross income tax payable..................................       $    731(4)
Distribution payable......................................          3,662(5)
                                                                 --------
  Total liabilities.......................................          4,393
Partners' capital.........................................         71,710
                                                                 --------
  Total liabilities and partners' capital.................       $ 76,103
                                                                 ========


            See notes to Unaudited Pro Forma Financial Statements.

                    NEW ENGLAND INVESTMENT COMPANIES, L.P.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1) Under the Restructuring which was completed on December 31, 1997, NEIC contributed all of its operating assets, subject to all of its liabilities, to NEICOP in exchange for 44,424,000 NEICOP units (a number equal to the number of NEIC units outstanding immediately prior to the Restructuring). NEIC then exchanged 38,149,000 NEICOP units for the same number of NEIC LP units held by certain NEIC unitholders. After this exchange, NEIC held 6,275,000 NEICOP units or 14.1% of total NEICOP units outstanding. Subsequent to the Restructuring, NEICOP now conducts the business formerly conducted by NEIC prior to the Restructuring, therefore, the unaudited condensed pro forma financial information of NEICOP reflects the historical financial information of NEIC prior to the Restructuring.

(2) Represents the September 30, 1997 NEICOP distribution declared per unit of $0.70 per NEICOP unit multiplied by the 6,275,000 NEICOP units owned by NEIC at September 30, 1997.

(3) Represents the historical book value of NEIC's investment in NEICOP.

(4) Represents the pro forma effect of the 3.5% federal gross income tax on NEIC's proportionate share of NEICOP's revenues subject to such tax.

(5) NEIC currently expects it will distribute to its unitholders substantially all of its distributions received from NEICOP after accruing the 3.5% federal gross income tax, any state tax and any other expenses of the Partnership.

(6) Represents NEIC's equity in earnings of NEICOP which is based on NEICOP net income plus restricted unit plan compensation expense multiplied by NEIC's percentage interest in NEICOP. Public unitholders bear no expense of the restricted unit plan as such costs are allocated exclusively to MetLife and Reich & Tang, Inc.

(7) The number of NEIC units outstanding during the respective period corresponds to 14.1% of the weighted average actual units outstanding of NEICOP (i.e. weighted average units outstanding of NEICOP, exclusive of any dilutive units assumed outstanding for contingent unit issuances or option exercises).

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER  DESCRIPTION OF EXHIBITS
 ------- -----------------------
  2      Amended and Restated Agreement of Limited Partnership of NEIC
         Operating Partnership, L.P.